UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

Special Opportunities Fund, Inc.
(SPE)
Semi-Annual Report
For the six months ended
June 30, 2024

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In the six months ended June 30, 2024, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, is available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

August 29, 2024

Dear Fellow Shareholder:

The first half of 2024 saw stocks continue to advance with the S&P 500 Index gaining 15.29%. After accounting for distributions, the Fund’s net asset value per common share (NAV) rose by 12.82% over the same time span. Due to the narrowing in the shares’ trading discount from 17.06% on December 29, 2023 to 15.78% on June 28, 2024, the market price of the Fund’s common shares rose by 15.45%. Since then, the discount has continued to contract and is below 15% as of August 23, 2024. From late April 2023 through June 28, 2024, the Fund repurchased 709,728 of its common shares at discounts to NAV and 91,498 shares of its convertible preferred stock at a discount to their book value of $25. Details about our share repurchases are posted monthly on the Fund’s website.

The Fund has a managed distribution plan that calls for monthly distributions to common shareholders at an annual rate of at least 8% of the NAV as of the last trading day of the prior year. The minimum monthly distribution for 2024 is $0.0954 per share.

As a reminder, on January 21, 2022, the Fund completed a rights offering for shares of Convertible Preferred Stock, Series C, at $25 per share which pay quarterly distributions at a rate of 2.75% per annum. The preferred shares may be converted into common stock initially at a price of $20.50 per share (or a ratio of 1.2195 shares of common stock for each share of Series C Stock) and is adjusted for any distributions to common stockholders. Please refer to the prospectus, which is available on the SEC’s website, for full details regarding the Series C stock. The current conversion ratio and diluted NAV of the Fund’s common shares (assuming all Series C shares are converted to common shares) are posted weekly on the Fund’s website.

Investment Update and Commentary

In the first half of 2024, the IPO market for special purpose acquisition companies (SPACs) improved, resulting in an increase of the percentage of the Fund’s investable assets in SPACs from 14.7% to 16.2%. In part, to make room for additional SPACs, our exposure to discounted closed-end funds (CEFs) and business development companies (BDCs) fell from 71.1% to 67.1%. As of June 30, 2024, the balance of the Fund’s portfolio consisted of a smattering of shares of undervalued operating companies, notes, and about 5% in cash equivalents.

As you know, the Fund’s investment advisor often employs activist measures to enhance the value of our investments. In our last letter, we said we were disappointed that the SEC, which is supposed to protect investors, has taken a ‘hands off’ approach regarding attempts by managements of CEFs to undermine the voting rights of shareholders. As a result, shareholders have had to engage in

Special Opportunities Fund, Inc.

costly, inefficient, and time-consuming litigation to protect their voting rights. First, it was a plethora of so-called “control share” limitations on voting all of one’s shares. Next, a CEF adopted a poison pill that effectively limits the number of shares any shareholder can acquire (and vote). But the latest ploy to disenfranchise shareholders tops them all. Believe it or not, the NYSE has proposed eliminating a requirement that CEFs have an annual meeting of shareholders to elect directors. See 34-100460.pdf (sec.gov). If the SEC approves the NYSE’s proposal, shareholders will have almost no way to hold the directors of a CEF accountable for anything. If you think that prospect is appalling, as I do, I urge you to submit a comment about the NYSE’s proposal to the SEC.

As discussed in our previous letter, we won the war with First Trust Dynamic Europe Equity Income Fund (FDEU). In late 2022, we asked FDEU’s Board of Trustees to recommend converting FDEU to an open-end fund, which it was required to propose to stockholders in 2023. The Board refused, so we solicited proxies to elect our nominees as Trustees. The Board refused to count our votes, claiming that our nominees were ineligible. Apparently embarrassed about the prospect of losing the election, shortly before the stockholder meeting, FDEU announced that it would become an exchange-traded fund (“ETF”) by the end of 2023. Despite that welcome result, which effectively eliminated the discount, we sued the Board and the manager because we believe disenfranchising shareholders should not go unchallenged. After we sued, the Board rescinded FDEU’s illegal control share bylaw. As a result, we filed a motion for an award of legal fees for obtaining a “common benefit” for FDEU’s stockholders. Unfortunately, the court denied our motion so we lost that battle.

To settle a proxy contest, we launched in mid-2023 for MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH), management agreed to cause each fund to conduct a modest self-tender and to provide a liquidity event, unless the discount shrinks to no more than 7.5% by mid-2025. At the time, the discount for each of these CEFs was about 14%. The discount for each fund has shrunk to less than 10% and we do not see much risk of them widening in the near future.

The Fund has a meaningful stake in Destra Multi-Alternative Fund (DMA). More than half of DMA’s total assets are unquoted private investment vehicles. Last spring, after eliminating its monthly dividend, DMA’s shares fell to a discount of more than 50%. We then reached out to management to discuss options to enhance stockholder value. On October 6, 2023, DMA announced that “unless certain targets are met, [it] will dissolve at the close of business on March 31, 2027.” In addition, a representative of a large shareholder was invited to join DMA’s Board of Trustees. That gives us more confidence that (1) the valuations of DMA’s private holdings are not unreasonable, and (2) management will not be tempted to renege on its commitment to dissolve. As Ronald Reagan used to say,

Special Opportunities Fund, Inc.

“Trust but verify.” DMA’s stock has risen since the announcement, and the discount has narrowed significantly to less than 30%. We think there is a good chance it will continue to narrow. Otherwise, we may advocate for an earlier windup.

The Fund has significant exposure to term trusts or quasi term trusts (like CMU, CXH, and DMA), i.e., funds with a limited life and that have committed to either dissolve or to provide a liquidity event at a specified point in time if certain conditions are met. The obvious attraction of these funds is that any current discount will eventually be reduced or eliminated. In one recent case, stockholders approved a proposal by management to eliminate the fixed life for Nuveen Preferred & Income Term Fund (JPI), a term trust slated to dissolve later this year. However, to induce shareholders to vote for that proposal, management promised to conduct a self-tender offer for 100% of its shares at NAV. That tender offer, in which we sold all our shares, was completed just a few weeks ago.

In our last letter, we said that we had submitted shareholder proposals to Principal Real Estate Income Fund (PGZ), Tortoise Energy Independence Fund (NDP), Tortoise Power and Energy Infrastructure Fund (TPZ), and Virtus Total Return Fund (ZTR). Here is a progress report. As to PGZ, nothing definitive has been announced yet but we believe management is open to exploring strategic alternatives to enhance shareholder value. More gratifying, NDP and TPZ recently proposed to merge with a third Tortoise CEF which would then merge into a newly formed ETF. As a result, the discounts for NDP and TPZ have narrowed from double digits to less than 4%. Lastly, in March 2024, ZTR announced a series of up to three tender offers at 98% of NAV by the end of 2025, each for 10% of its outstanding shares, to hopefully reduce the discount over time.

In June, in a proxy contest, the Fund succeeded in electing three directors, including myself, to the board of BNY Mellon Municipal Income (DMF). In addition, the shareholders overwhelmingly approved our non-binding proposal to allow them to monetize their shares at a price at or close to NAV. Although we constitute a minority on the board, we are hopeful that we can persuade the other directors to implement that proposal.

Our efforts to ferret out discounted closed-end funds have occasionally led us to foreign shores. A recent example is Magellan Global Fund (MGF.AU), an Australian based CEF that, despite its name, holds mostly U.S. large cap stocks. We began to purchase shares of MGF in March 2024 at a discount of about 5% because it seemed likely covert to an open-end fund. That, in fact, did happen relatively soon thereafter and in late July we sold our shares at prices very close to NAV.

Our largest investment in an operating company, Texas Pacific Land (TPL), a profitable asset-rich company that owns land in West Texas, primarily in the Permian Basin, has been a winner. Its stock got a boost after the close of trading

Special Opportunities Fund, Inc.

on Friday, June 7th when it announced that it would be included in the S&P MidCap 400 Index. On the following Monday, its stock price rose from Friday’s $582 per share to $783. TPL’s shares are currently trading at about $860 per share.

As you may know, we occasionally engage with the management of other companies whose shares we believe are undervalued and that have not taken steps to address the disparity. One such company in which we have a position is Cannae Holdings (CNNE), a holding company somewhat akin to a CEF. CNNE trades at a discount of almost 40% below its NAV. We think shareholders are understandably disappointed with its poor stock performance and wide discount. Its largest investment is a block of 69 million shares of Dun & Bradstreet, which recently announced that it “has received inbound interest from third parties and has retained Bank of America to assist with those inquiries.” We think the monetization of CNNE’s holding of DNB stock could be a catalyst to a higher stock price for CNNE. In any case, if CNNE stock continue to languish far below its NAV, we are likely to take an activist approach to enhance shareholder value.

As we previously reported, a settlement was approved by the court in our class action lawsuit against FAST Acquisition Corp. (FST), a SPAC that was slated to liquidate. We alleged that FST’s remaining assets should have been equitably distributed to all stockholders. In July 2024, the Fund received approximately $280,000 representing its share of the settlement. In addition, there are two other class action lawsuits that have tentatively been settled in which the fund is a potential claimant. We expect the Fund to receive settlement proceeds totaling about $100,000 in those cases, but the timing is uncertain.

As always, please note that instruction forms for voting proxies for certain CEFs held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html. To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2024
Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	24.15%	9.31%	7.18%

Market price returns
Special Opportunities Fund, Inc.	27.81%	9.47%	7.43%

Index returns
S&P 500® Index	24.56%	15.05%	12.86%

Share price as of 6/30/2024
Net asset value			$15.53
Market price			$13.08

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. You cannot invest directly in an index.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2024(1) (Unaudited)

	Value	Percent
Investment Companies	$149,757,235	67.07%
Special Purpose Acquisition Vehicles	36,233,892	16.23%
Money Market Funds	14,645,576	6.56%
Other Common Stocks	13,470,084	6.03%
Real Estate Investment Trusts	3,934,489	1.76%
Unsecured Notes	2,343,597	1.05%
Trusts	1,524,260	0.68%
Corporate Obligations	954,818	0.43%
Preferred Stocks	345,936	0.16%
Warrants	51,507	0.02%
Rights	16,243	0.01%
Total Investments	$223,277,637	100.00%

(1)	As a percentage of total investments.

The following table represents the Fund’s investments categorized by country as of June 30, 2024:

% of Total
Country	Investments
United States	91.09%
Cayman Islands	2.31%
Australia	2.16%
China	1.45%
Hong Kong	0.99%
Guernsey	0.95%
Singapore	0.62%
Ireland	0.43%
100.00%

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2024 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—89.81%

Closed-End Funds—77.73%
AllianceBernstein National Municipal Income Fund, Inc.	273,326	$3,036,652
Bancroft Fund Ltd.	22,345	350,146
BlackRock California Municipal Income Trust	57,423	687,353
BlackRock Municipal Income Fund, Inc.	115,899	1,430,193
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	54,458	481,953
BNY Mellon Municipal Income, Inc.	621,787	4,470,649
BNY Mellon Strategic Municipal Bond Fund, Inc.	474,121	2,816,279
Central and Eastern Europe Fund, Inc.	188,883	2,013,493
Central Securities Corp.	219,394	9,657,724
ClearBridge Energy Midstream Opportunity Fund, Inc.	14,534	599,092
ClearBridge MLP & Midstream Total Return Fund, Inc.	5,344	217,394
Destra Multi-Alternative Fund	226,142	1,824,966
Bexil Investment Trust	350,673	4,400,946
DWS Municipal Income Trust	612,979	5,804,911
DWS Strategic Municipal Income Trust	322,797	3,182,778
Eaton Vance New York Municipal Bond Fund	399,295	3,937,049
Ellsworth Growth and Income Fund Ltd.	83,179	685,395
Gabelli Dividend & Income Trust	133,595	3,033,942
General American Investors Co., Inc.	324,541	16,136,179
Herzfeld Caribbean Basin Fund, Inc.	20,443	48,041
High Income Securities Fund	242,733	1,696,704
Highland Opportunities and Income Fund	310,059	1,937,869
Invesco High Income 2024 Target Term Fund	210,539	1,543,251
Magellan Global Fund/Close Class	3,182,844	4,798,588
Mexico Equity & Income Fund, Inc.	100,100	960,960
MFS High Yield Municipal Trust	764,782	2,623,202
MFS Investment Grade Municipal Trust	245,919	1,942,760
Miller/Howard High Dividend Fund	132,868	1,489,450
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	162,390	740,498
Neuberger Berman Municipal Fund, Inc.	278,884	2,978,481
Neuberger Berman Next Generation Connectivity Fund, Inc.	436,931	5,640,779
New America High Income Fund, Inc.	198,535	1,455,262
Nuveen Multi-Asset Income Fund	12,779	157,821
Nuveen Preferred & Income Term Fund	85,424	1,661,497
Pershing Square Holdings Ltd. Fund	30,000	1,585,933

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2024 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
Pershing Square Holdings Ltd. Fund	10,000	$524,800
PGIM Short Duration High Yield Opportunities Fund	20,310	311,352
Platinum Asia Investments Ltd. (a)	24,235	14,874
Principal Real Estate Income Fund	201,915	2,061,552
Saba Capital Income & Opportunities Fund	237,096	1,669,156
SRH Total Return Fund, Inc.	1,116,522	16,245,395
Taiwan Fund, Inc.	57,019	2,505,415
The Swiss Helvetia Fund, Inc.	236,992	1,912,525
Tortoise Energy Independence Fund, Inc.	49,741	1,800,127
Tortoise Power and Energy Infrastructure Fund, Inc.	175,844	2,776,577
Virtus Convertible & Income 2024 Target Term Fund	161,186	1,452,608
Virtus Total Return Fund, Inc.	388,231	2,117,800
Western Asset Intermediate Muni Fund, Inc.	24,397	191,760
		129,612,131

Business Development Companies—12.08%
CION Investment Corp.	899,218	10,898,522
FS KKR Capital Corp.	171,024	3,374,304
Logan Ridge Finance Corp.	81,161	1,818,006
Portman Ridge Finance Corp.	93,672	1,837,845
Runway Growth Finance Corp.	145,403	1,709,940
SuRo Capital Corp. (a)	126,306	506,487
		20,145,104
Total Investment Companies (Cost $126,178,031)		149,757,235

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—21.73%
99 Acquisition Group, Inc. (a)	154,727	1,624,850
Agriculture & Natural Solutions Acquisition Corp. (a)	25,000	256,000
Ai Transportation Acquisition Corp. (a)	57,331	593,565
AP Acquisition Corp. (a)(c)	193,647	2,217,258
Ares Acquisition Corp. II (a)	161,985	1,728,380
Cartesian Growth Corp. II (a)	35,068	395,392
Centurion Acquisition Corp. (a)	156,250	1,560,937

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2024 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Chenghe Acquisition II Co. (a)	139,331	$1,394,703
Churchill Capital Corp. IX (a)	4,032	40,763
Colombier Acquisition Corp. II (a)	61,998	637,029
EVe Mobility Acquisition Corp. (a)	34,200	379,962
Flag Ship Acquisition Corp. (a)	137,500	1,376,375
Global Lights Acquisition Corp. (a)	314,976	3,245,828
Graf Global Corp. (a)	184,789	1,848,038
Haymaker Acquisition Corp. 4 (a)	179,631	1,887,922
IB Acquisition Corp. (a)	214,860	2,142,154
Inflection Point Acquisition Corp. II (a)	326,335	3,459,151
Keen Vision Acquisition Corp. (a)	47,067	498,016
Lionheart Holdings (a)	323,525	3,231,077
Melar Acquisition Corp. I (a)	75,000	750,000
Nabors Energy Transition Corp. II (a)	31,658	333,359
Quetta Acquisition Corp. (a)	167,742	1,736,130
Spring Valley Acquisition Corp. II (a)	82,000	911,840
TG Venture Acquisition Corp. (a)(c)	309,207	3,342,528
Trailblazer Merger Corp. I (a)	59,479	642,635
Total Special Purpose Acquisition Vehicles (Cost $35,579,249)		36,233,892

	Shares
PREFERRED STOCKS—0.21%

Diversified REITs—0.20%
NexPoint Diversified Real Estate Trust (a)	22,324	327,047

Office REITs—0.01%
Brookfield DTLA Fund Office Trust Investor, Inc. (a)	171,723	18,889
Total Preferred Stocks (Cost $4,932,717)		345,936

OTHER COMMON STOCKS—8.08%

Broadline Retail—0.58%
Macy’s, Inc.	50,000	960,000

Financial Services—2.41%
Cannae Holdings, Inc.	221,441	4,016,940

Food Products—0.25%
Limoneira Co.	20,000	416,200

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2024 (unaudited)

	Shares	Value
OTHER COMMON STOCKS—(continued)

Oil, Gas & Consumable Fuels—4.36%
Texas Pacific Land Corp.	9,900	$7,269,273

Personal Care Products—0.00%
Big Tree Cloud Holdings Ltd.—ADR (a)	2,300	3,887

Real Estate Management & Development—0.48%
Howard Hughes Holdings, Inc. (a)	12,000	777,840
Trinity Place Holdings, Inc. (a)	221,748	25,944
		803,784
Total Other Common Stocks (Cost $11,252,782)		13,470,084

TRUSTS—0.91%
BlackRock Innovation and Growth Term Trust	12,462	90,100
Copper Property CTL Pass Through Trust	157,427	1,434,160
Lamington Road Grantor Trust (a)(c)	320,690	0
Total Trusts (Cost $1,912,627)		1,524,260

REAL ESTATE INVESTMENT TRUSTS—2.36%
Equity Commonwealth (a)	150,000	2,910,000
NexPoint Diversified Real Estate Trust	185,260	1,024,489
Total Real Estate Investment Trusts (Cost $5,210,150)		3,934,489

	Principal
	Amount
CORPORATE OBLIGATIONS—0.57%
Lamington Road DAC (b)(c)
8.000%, 2121-04-0%(a)(c)	$17,891,840	715,673
14.000%, 2121-04-0%(a)(c)	1,804,866	239,145
Total Corporate Obligations (Cost $6,976,095)		954,818

UNSECURED NOTES—1.40%
Legacy IMBDS, Inc. (c)
8.500%, 09/30/2026	23,458	0
Sachem Capital Corp. (a)
7.750%, 09/30/2025	78,092	1,915,597
6.000%, 03/30/2027	20,000	428,000
Total Unsecured Notes (Cost $2,999,704)		2,343,597

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2024 (unaudited)

	Shares	Value
WARRANTS—0.03%
Agriculture & Natural Solutions Acquisition Corp.
Expiration: December 2028
Exercise Price: $11.50 (a)	12,500	$2,001
Big Tree Cloud Holdings Ltd.
Expiration: June 2029
Exercise Price: $11.50 (a)	101,969	5,150
Blockchain Coinvestors Acquisition Corp. I
Expiration: November 2028
Exercise Price: $11.50 (a)	32,500	1,943
Cactus Acquisition Corp. 1 Ltd.
Expiration: October 2026
Exercise Price: $11.50 (a)	40,700	2,218
Cartesian Growth Corp. II
Expiration: July 2028
Exercise Price: $11.50 (a)	21,986	2,221
Churchill Capital Corp. VII
Expiration: February 2028
Exercise Price: $11.50 (a)	24,984	8,744
Colombier Acquisition Corp. II
Expiration: December 2028
Exercise Price: $11.50 (a)	20,666	6,200
Corner Growth Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (a)(c)	33,333	7,000
Corner Growth Acquisition Corp. 2
Expiration: June 2026
Exercise Price: $11.50 (a)	14,366	431
HWH INTL INC WT EXP
Expiration: January 2027
Exercise Price: $1.00 (a)(c)(e)	23,750	0
iCoreConnect, Inc.
Expiration: May 2028
Exercise Price: $11.50 (a)	150,000	165
Investcorp Europe Acquisition Corp. I
Expiration: November 2028
Exercise Price: $11.50 (a)	150,000	10,875
Lamington Road
Expiration: July 2025
Exercise Price: $0.20 (a)(c)(e)	640,000	0

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2024 (unaudited)

	Shares	Value
WARRANTS—(continued)
TG Venture Acquisition Corp.
Expiration: August 2028
Exercise Price: $11.50 (a)(c)(e)	100,000	$0
VSee Health, Inc.
Expiration: August 2028
Exercise Price: $11.50 (a)	8,700	1,883
Zapata Computing Holdings, Inc.
Expiration: August 2028
Exercise Price: $11.50 (a)	72,334	2,676
ZyVersa Therapeutics, Inc.
Expiration: December 2027
Exercise Price: $11.50 (a)(c)(e)	65,250	0
Total Warrants (Cost $246,495)		51,507

RIGHTS—0.01%
IB Acquisition Corp. (Expiration: September 28, 2025) (a)	214,860	16,243
Total Rights (Cost $16,090)		16,243

MONEY MARKET FUNDS—8.78%
Fidelity Institutional Government Portfolio—Class I, 5.213% (d)	7,322,788	7,322,788
Invesco Treasury Portfolio—Institutional Class, 5.216% (d)	5,690,591	7,322,788
Total Money Market Funds (Cost $14,645,576)		14,645,576
Total Investments (Cost $213,205,379)—133.89%		223,277,637
Liabilities in Excess of Other Assets—(0.14)%		(240,078)
Preferred Stock—(33.75)%		(56,280,725)
TOTAL NET ASSETS—100.00%		$166,756,834

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2024.
(c)	Fair valued securities. The total market value of these securities was $6,521,604, representing 3.91% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the seven-day yield at June 30, 2024.
(e)	Illiquid securities. The total market value of these securities was $0, representing 0.00% of net assets.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2024 (unaudited)

Assets:
Investments, at value (Cost $209,949,516)	$223,277,637
Cash	385,605
Receivables:
Investments sold	368,722
Dividends and interest	413,520
Other assets	24,240
Total assets	224,469,724

Liabilities:
Due to custody	—
Payables:
Investments purchased	190,061
Payable for shares redeemed	717,558
Advisory fees	181,859
Administration fees	16,025
Chief Compliance Officer fees	6,125
Director fees	59,134
Fund accounting fees	651
Custody fees	5,444
Transfer Agent fees	7,231
Legal fees	4,283
Audit fees	22,569
Reports and notices to shareholders	22,179
Accrued expenses and other liabilities	10,240
Total liabilities	1,243,359

Preferred Stock:
2.75% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share;
2,243,456 shares outstanding
Total preferred stock	56,086,400

Net assets applicable to common shareholders	$167,139,965

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
10,753,236 shares issued and outstanding, 15,008,591 shares held in treasury	$397,849,386
Cost of shares held in treasury	(248,420,167)
Total distributable earnings (deficit)	17,710,746
Net assets applicable to common shareholders	$167,139,965
Net asset value per common share ($167,139,965 applicable to
10,778,236 common shares outstanding)	$15.51

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2024
(unaudited)
Investment income:
Dividends	$4,966,499
Interest	335,194
Total investment income	5,301,693

Expenses:
Investment advisory fees	1,080,104
Directors’ fees and expenses	126,735
Administration fees and expenses	95,559
Compliance fees and expenses	35,540
Legal fees and expenses	27,450
Transfer agency fees and expenses	24,027
Reports and notices to shareholders	23,238
Audit fees and expenses	22,569
Other expenses	19,620
Custody fees and expenses	16,883
Insurance fees and expenses	16,413
Stock exchange listing fees	15,804
Accounting fees and expenses	1,817
Net expenses	1,505,759
Net investment income	3,795,934

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	8,860,983
Foreign currency translations	(4,650)
Distributions received from investment companies	26,327
Net realized loss	8,882,660
Change in net unrealized appreciation (depreciation) on:
Investments	7,162,112
Foreign currency translations	(8,730)
Net realized and unrealized gains from investment activities	16,036,042
Discount on redemption and repurchase of preferred shares	21,643
Increase in net assets resulting from operations	19,853,619
Distributions to preferred stockholders	(771,919)
Net increase in net assets applicable to common shareholders resulting from operations	$19,081,700

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2024
(unaudited)
Cash flows from operating activities:
Net increase in net assets	$19,853,619
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(61,413,616)
Proceeds from sales of investments	71,789,441
Net purchases and sales of short-term investments	(3,264,395)
Return of capital distributions received from underlying investments	47,602
Accretion of discount	(1,422)
Decrease in dividends and interest receivable	1,174,386
Decrease in receivable for investments sold	369,325
Increase in other assets	1,612
Due to custody	—
Increase in payable for investments purchased	(1,298,749)
Decrease in payable to Adviser	1,602
Increase in accrued expenses and other liabilities	742,740
Net distributions received from investment companies	26,327
Net realized loss from investments	(8,871,217)
Litigation and other proceeds	—
Discount on redemption and repurchase of preferred shares	(21,643)
Net change in unrealized appreciation of investments	(7,162,097)
Net cash used in operating activities	10,847,416

Cash flows from financing activities:
Distributions paid to common shareholders	(6,230,153)
Distributions paid to preferred shareholders	(771,919)
Repurchase of common stock	(3,211,951)
Repurchase of preferred stock	(277,525)
Net cash provided by financing activities	(10,491,548)
Net change in cash	$355,868

Cash:
Beginning of period	8,094
End of period	$385,605

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2024	year ended
	(unaudited)	December 31, 2023
From operations:
Net investment income	$3,795,934	$6,679,706
Net realized gain (loss) from:
Investments	8,860,983	1,077,661
Foreign currency translations	(4,650)	5,001
Distributions received from investment companies	26,327	1,144,856
Net change in unrealized appreciation (depreciation) on:
Investments	7,162,112	17,743,241
Foreign currency translations	(8,730)	8,730
Discount on redemption and repurchases of preferred shares	21,643	179,207
Net increase (decrease) in net assets resulting from operations	19,853,619	26,838,402

Distributions paid to preferred shareholders:
Net dividends and distributions	(771,919)	(1,587,197)
Total dividends and distributions paid to preferred shareholders	(771,919)	(1,587,197)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	19,081,700	25,251,205

Distributions paid to common shareholders:
Net dividends and distributions	(6,230,153)	(6,271,117)
Return of capital	—	(5,512,039)
Total dividends and distributions paid to common shareholders	(6,230,153)	(11,783,156)

Capital Stock Transactions (Note 4)
Repurchase of common stock through tender offer	—	—
Repurchase of common stock	(3,211,951)	(5,077,215)
Total capital stock transactions	(3,211,951)	(5,077,215)
Net increase (decrease) in net assets
applicable to common shareholders	9,639,596	8,390,834

Net assets applicable to common shareholders:
Beginning of year	157,500,369	149,109,535
End of year	$167,139,965	$157,500,369

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six months
ended June 30, 2024
(unaudited)
Net asset value, beginning of period	$14.30
Net investment income (loss)(1)	0.45
Net realized and unrealized gains (losses) from investment activities	1.35
Total from investment operations	1.80
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.07)
Net realized gains from investment activities	—
Net increase (decrease) in net assets attributable to common
stockholders resulting form operations	1.73
Dividends and distributions paid to common shareholders from:
Net investment income	(0.57)
Net realized gains from investment activities	—
Return of capital	—
Total dividends and distributions paid to common shareholders	(0.57)
Anti-Dilutive effect of Common Share Repurchase	0.05
Dilutive effect of conversions of preferred shares to common shares	—
Anti-Dilutive effect of tender offer	—
Net asset value, end of period	$15.51
Market value, end of period	$13.08
Total net asset value return(2)	12.82%
Total market price return(3)	15.45%
Ratio to average net assets attributable to common shares:
Ratio of expenses to average assets(4)	0.94%
Ratio of net investment income to average net assets(1)	2.36%
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$167,140
Liquidation value of preferred stock (000’s)	$56,086
Portfolio turnover	30%
Preferred Stock:
Total Shares Outstanding	2,254,557
Asset coverage per share of preferred shares, end of period	$95

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2023	2022	2021	2020	2019
$13.01	$16.55	$16.13	$16.06	$13.78
0.58	0.28	0.18	0.59	0.31
1.80	(2.43)	4.06	0.84	3.13
2.38	(2.15)	4.24	1.43	3.44

(0.14)	(0.03)	(0.05)	(0.21)	(0.05)
—	(0.09)	(0.03)	(0.02)	(0.18)

2.24	(2.27)	4.16	1.20	3.21

(0.55)	(0.34)	(0.23)	(0.65)	(0.20)
—	(0.96)	(1.57)	(0.48)	(0.73)
(0.49)	(0.02)	—	—	—
(1.04)	(1.32)	(1.80)	(1.13)	(0.93)
0.05	—	—	—	—
—	—	(1.94)	—	—
—	0.05	—	—	—
$14.30	$13.01	$16.55	$16.13	$16.06
$11.86	$11.40	$15.45	$14.08	$14.73
18.74%	-13.81%	14.09%	9.24%	23.72%
14.13%	-18.33%	23.62%	5.00%	32.93%

1.95%	1.89%	1.57%	2.13%	1.99%
4.40%	2.03%	0.72%	1.96%	2.01%

$157,500	$149,110	$210,394	$137,129	$136,504
$56,364	$58,374	$—	$55,599	$55,599
64%	54%	80%	85%	75%

2,254,557	2,334,954	—	2,223,976	2,223,976
$95	$89	$—	$87	$86

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 30.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$129,612,131	$—	$—	$129,612,131
Business Development
Companies	20,145,104	—	—	20,145,104
Trusts	90,100	1,434,160	—	1,524,260
Preferred Stocks
Diversified REITs	327,047	—	—	327,047
Office REITs	—	18,889	—	18,889
Other Common Stocks
Broadline Retail	960,000	—	—	960,000
Financial Services	4,016,940	—	—	4,016,940
Food Products	416,200	—	—	416,200
Oil, Gas & Consumable Fuels	7,269,273	—	—	7,269,273
Personal Care Products	3,887	—	—	3,887
Real Estate Management
& Development	803,784	—	—	803,784
Real Estate Investment Trusts	3,934,489	—	—	3,934,489
Special Purpose
Acquisition Vehicles	30,674,106	—	5,559,786	36,233,892
Corporate Obligations	—	—	954,818	954,818
Unsecured Notes	2,343,597	—	—	2,343,597
Warrants	42,341	2,166	7,000	51,507
Rights	16,243	—	—	16,243
Money Market Funds	14,645,576	—	—	14,645,576
Total	$215,300,818	$1,455,215	$6,521,604	$223,277,637

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2024:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$51,507

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2024:

	Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Loss	$(117,141)
	on Investments

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$104,918
	appreciation of investments

The average monthly share amount of warrants during the period was 1,699,963. The average monthly market value of warrants during the period was $93,803.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Special Purpose	Other
	Acquisition	Common	Corporate
Category	Vehicles	Stocks	Obligations	Warrants
Balance as of 12/31/2023	$—	$—	$1,598,381	$—
Acquisitions	—	—	718,436	—
Dispositions	—	(632,000)	—	—
Transfers into (out of) Level 3	5,507,095	608,000	—	3,107
Accretion/Amortization	—	—	1,422	—
Corporate Actions	—	—	—	945
Realized Gain (Loss)	—	80,922	—	—
Change in unrealized appreciation (depreciation)	52,691	(56,922)	(1,363,421)	2,948
Balance as of 6/30/2024	$5,559,786	$—	$954,818	$7,000
Change in unrealized appreciation (depreciation)
during the period for Level 3 investments
held at June 30, 2024	$52,691	$(56,922)	$(1,363,421)	$2,948

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2024:

	Fair Value	Valuation	Unobservable		Impact to valuation
Category	6/30/2024	Methodologies	Inputs	Range	from an increase to input
Special	$5,559,786	Reported Cash	Market Price	$9.70-	Discount–Decrease
Purpose		in Trust Account,	Discount to	11.11
Acquisition		Last Market Price	Reported Cash
Vehicles		Discount to	in Trust
		Reported Cash in	Account
		Trust Account
Other Common	—	Last trade price	Financial	3.00-	Financial Assessments/
Stocks		less 10% haircut	Assessments/	3.15	Company Announcements
		(Shares	Company
		un-registered)	Announcements
Trusts	—	Last Traded Price	Market	0.00	Significant changes in
			Assessments		market conditions could
					result in direct and
					proportional changes in the
					fair value of the security
Corporate	954,818	Last Traded Price,	Terms of the Note/	4.00-	Significant changes in
Obligations		Company-Specific	Company’s	51.90	company’s financials,
		Information	Financial		changes to the terms of the
			Assessments/		notes or changes to the
			Company		general business conditions
			Announcements		impacting the company’s
					business may result in
					changes to the fair value of
					the securities
Unsecured Notes	—	Last Traded Price,	Terms of the Note/	0.00	Significant changes in
		Company-Specific	Company’s		company’s financials,
		Information	Financial		changes to the terms of the
			Assessments/		notes or changes to the
			Company		general business conditions
			Announcements		impacting the company’s
					business may result in
					changes to the fair value of
					the securities
Warrants	7,000	Last Traded Price	Market	0.00-	Significant changes in
			Assessments	1.07	market conditions could
					result in direct and
					proportional changes in the
					fair value of the security

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 2
Related party transactions
Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLP.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2023, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $55,000, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman, Corporate Governance Committee Chairman and Valuation Committee Chairman receive $5,000. Effective January 1, 2024, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the amount of $65,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Equiniti Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
During the year ended December 31, 2021 the Fund converted 2,163,053 shares or $54,076,325 of the Fund’s Convertible Preferred Stock, Series B into 4,211,996 shares of the Fund’s common stock.  The remaining 60,923 of Convertible Preferred Shares were redeemed at $25 per share for a total of $1,523,075.

On January 21, 2022 the Fund completed its Convertible Preferred Rights offering at $25 per share. As a result of this offering the Fund raised $58,373,850 and

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

issued 2,334,954 shares of 2.75% Convertible Preferred Stock, Series C. The holders of Convertible Preferred Stock, Series C may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $17.677 per share of common stock (which is a current ratio of 1.4143 shares of common stock for each share of Convertible Preferred Stock, Series C held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, Series C, January 21, 2027, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock, Series C rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock, Series C at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock, Series C that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, Series C, the market price of the common stock is equal to or greater than $20.93 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock, Series C to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $17.677 per share of common stock (which is a current ratio of 1.4143 shares of common stock for each share of Convertible Preferred Stock, Series C held), subject to adjustment upon the occurrence of certain events.

During the six months ended June 30, 2024, the Fund purchased 14,061 shares of preferred stock in the open market at a cost of $324,710. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 7.99%.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2024, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $61,413,616 and $71,789,441, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2024.

Note 5
Capital share transactions
During the six months ended June 30, 2024, the Fund purchased 256,941 shares of common stock in the open market at a cost of $3,211,951. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 15.53%.

During the year ended December 31, 2023, the Fund purchased 452,787 shares of common stock in the open market at a cost of $5,077,215. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 17.02%.

During the years ended December 31, 2022, 2021, 2020, 2019 and 2018 there were no shares of common stock repurchased by the Fund.

The Fund completed an offering to purchase up to 1,250,000 of the Fund’s shares outstanding at 97% of the net asset value (“NAV”) per common share on April 1, 2022. At the expiration of the offer on April 1, 2022, a total of 7,549,920 shares or approximately 59.39% of the Fund’s outstanding common shares were validly tendered. As the total number of common shares tendered exceeded 1,250,000

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

common shares, approximately 16.56% of the shares tendered by each tendering shareholder were accepted for payment at a price of $15.69 per share (97% of the NAV per common share of $16.18).

During the year ended December 31, 2021, 2,163,053 shares of 3.50% Convertible Preferred Stock were converted into 4,211,996 shares of Common Stock.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2023	December 31, 2022
Ordinary income	$6,271,117	$4,047,986
Long-term capital gains	—	11,269,599
Return of capital	5,512,039	226,028
Total distributions paid	$11,783,156	$15,543,613

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2023	December 31, 2022
Ordinary income	$1,587,197	$387,696
Long-term capital gains	—	1,079,344
Total distributions paid	$1,587,197	$1,467,040

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2023.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following information is presented on an income tax basis as of December 31, 2023:

Tax cost of investments	$207,940,261
Unrealized appreciation	25,436,273
Unrealized depreciation	(20,065,643)
Net unrealized depreciation	5,370,630
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated/gains losses and other temporary differences	(511,416)
Total accumulated losses	$4,859,214

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2023, there were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2023, the Fund did not defer any post-October losses.

At December 31, 2023, the Fund had $511,416 in long-term capital loss carryovers which have an unlimited carryover period.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022), or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Recent Market Events
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia and general unrest in the Middle East, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock and its convertible preferred stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9
Subsequent events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Fund Investment Objective and Policies

The Fund investment objective is total return.  The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to stockholders.  To achieve the objective, the Fund invests primarily in securities the Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and tender offers.  In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress when the Advisor perceives a mispricing.  Furthermore, the Fund may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger or acquisition.  Securities which the Adviser identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV.  In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including potentially direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, other closed-end investment companies and exchange-traded funds. The Fund may, however, invest a portion of its assets in debt securities or other investment opportunities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt or preferred securities including bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of closed-end funds, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit any such investment to no more than 3% of the voting stock of such fund and will vote such shares as provided in such Section as set forth below.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested may vote, the Adviser will direct  such shares to be voted in the same proportion as shares held by all other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  If the Adviser deems it appropriate to seek instructions from Fund stockholders, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Fund stockholders are informed of such proxy votes on the Fund’s website and by email, if so requested, and they may provide proxy voting instructions by email.  In a letter dated August 11, 2020 discussing the results of its 2018 compliance examination, the staff of the New York regional office of the SEC’s Office of Compliance Inspections and Examinations opined that, in connection with its prior proxy voting policy, pursuant to which the Fund voted its shares of closed-end funds as determined by a majority of proxy voting instructions received, the Fund “does not in certain cases meet the requirements of the exception set forth in Section 12(d)(1)(E)(iii) of the 1940 Act because in connection with seeking instructions from Fund shareholders with regard to voting certain proxies on behalf of the Fund, the Fund votes such proxies as determined by a majority of the shares owned by those Fund shareholders who provide proxy voting instructions.”  In response thereto, the Fund has amended its proxy voting policy to provide that the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)  issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

The following interpretation applies to, but is not a part of, fundamental limitation:

(1)  each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)  purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)  make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4)  engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

(5)  purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Principal Risks Factors Related to The Fund’s Investments

Other Closed-End Investment Company Securities:  The Fund invests in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Special Purpose Acquisition Companies.  The Fund may invest in units, stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally deposits substantially all of the cash raised in its IPO (less a specified amount  to cover operating expenses) in a bank trust account which is generally invested in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. In addition, just prior to completion of an acquisition, shareholders of the SPAC can redeem their shares for a pro rata share of the value of the trust account.  Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities can vary on the perceived likelihood of management to identify and complete a profitable acquisition. In addition, such securities are subject to secondary market risk and may decline in value if sold prior to deal completion or trust liquidation. However, until a SPAC is liquidated or completes an acquisition, its common stock is unlikely to fall substantially below the per share value of the trust account.  If an acquisition is completed, the former SPAC’s shares and other securities will take on the same risks as an equivalent investment in the acquired company.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Short sales.  The Fund is authorized to make short sales. The Fund effects a short sale by borrowing and selling a security it does not own in anticipation of a decline in the value of the security or to hedge against the decline of a security the Fund owns. Short sales carry risks of loss if the price of the security sold short increases after the short sale. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Common Stocks.  The Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Corporate Bonds, Government Debt Securities and Other Debt Securities:  The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security in which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating a possible loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Preferred Stocks:  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk:  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk:  Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and NAV.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions:  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Risk Characteristics of Options and Futures:  Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk:  Historically, the shares of the Fund, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV. Any premium or discount to NAV often fluctuates over time. See “Price Range of Common Stock.”

Other Risks:  In addition to the risks detailed above, the Fund also has investments in auction rate preferred securities, business development companies, special purpose acquisition vehicles, liquidation claims, warrants and rights.  All of these other investments can subject the Fund to various risks. Any of these investments could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In the six months ended June 30, 2024, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 2.75% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 14.55% of its ordinary income distribution for the year ended December 31, 2023, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2023, 6.24% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2024.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	1	Director, Brookfield
(58)	as of	Since	2009; Partner of Ryan		DTLA Fund Office
	October	2009	Heritage, LLP since 2019;		Trust Investor, Inc.
	2009.		Principal of the former		and BNY Mellon
			general partner of several		Municipal Income
			private investment partnerships		Inc.; Trustee,
			in the Bulldog Investors group		Crossroads
			of private funds.		Liquidating Trust
(until 2020);
Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser since	1	Chairman, Mexico
(79)	and	Since	2009; Partner of Ryan		Equity and Income
	Secretary	2009	Heritage, LLP since 2019;		Fund, Inc.; Director,
	as of		Principal of the former		MVC Capital, Inc.
	October		general partner of several		(until 2020);
	2009.		private investment partnerships		Director, Brookfield
			in the Bulldog Investors group		DTLA Fund Office
			of private funds.		Trust Investor, Inc.
and BNY Mellon
Municipal Income
Inc.; Trustee,
Crossroads
Liquidating Trust
(until 2020);
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INDEPENDENT DIRECTORS

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, Mexico
(86)		Since	Associates (a financial and		Equity and Income
		2009	corporate consulting firm) since		Fund, Inc.; Trustee,
			1993 (which terminated activities		Fiera Capital Series
			as of December, 31, 2013).		Trust (until 2023);
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(60)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Executive Chairman of	1	Trustee,
(55)		Since	Hormel Harris Investments, LLC;		High Income
		2009	Principal of NBC Bancshares, LLC;		Securities Fund.
Chief Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(80)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
OFFICERS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	n/a	n/a
(58)	as of	Since	2009; Partner of Ryan
	October	2009	Heritage, LLP since 2019;
	2009.		Principal of the former
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser and	n/a	n/a
(55)	President	Since	Ryan Heritage, LLP.
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser	n/a	n/a
(79)	and	Since	since 2009; Partner of Ryan
	Secretary	2009	Heritage, LLP since 2019;
	as of		Principal of the
	October		former general partner of
	2009.		several private investment
partnerships in the Bulldog
Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(54)	Compliance	Since	Compliance Officer of
	Officer	2020	Bulldog Investors, LLP;
	as of		Chief Compliance Officer –
	April		Ryan Heritage, LLP, High
	2020.		Income Securities Fund,
Swiss Helvetia Fund, and
Mexico Equity and Income
Fund; Principal, the Law
Office of Stephanie Darling;
Editor-In-Chief, The
Investment Lawyer.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(55)	Financial	Since	of the Adviser and Ryan
	Officer	2014	Heritage, LLP.
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On December 21, 2023, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY  10005

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/24-01/31/24	39,125	$11.99	N/A	N/A
Month #2 02/01/24-02/29/24	55,645	$12.17	N/A	N/A
Month #2 03/01/24-03/31/24	2,471	$12.28	N/A	N/A
Month #4 04/01/24-04/30/24	100,217	$12.54	N/A	N/A
Month #5 05/01/24-05/31/24	14,483	$12.85	N/A	N/A
Month #6 06/01/24-06/30/24	45,000	$13.10	N/A	N/A
Total	308,151	$12.49	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 16. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(5) Change in the registrant’s independent public accountant.  Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4 or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended June 30, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*     /s/Andrew Dakos
Andrew Dakos, President

Date    September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Andrew Dakos
Andrew Dakos, President

Date    September 6, 2024

By (Signature and Title)*     /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    September 6, 2024

* Print the name and title of each signing officer under his or her signature.